MFS(R) LOGO
INVESTMENT MANAGEMENT


                                    MFS INTERMEDIATE
                                    INCOME TRUST

                                    ANNUAL REPORT o OCTOBER 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Results of Shareholder Meetings ...........................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 18
Independent Auditors' Report .............................................. 27
Trustees and Officers ..................................................... 29

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
  NOT A DEPOSIT                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    November 15, 2002

(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James J. Calmas]
     James J. Calmas

Dear Shareholders,
For the 12 months ended October 31, 2002, the trust provided a total return of 5.63% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gains distributions paid during the period. The trust's total return based on its net asset value (NAV) was 6.36%. These returns compare with returns of -0.10% and 12.65%, respectively, for the trust's benchmarks, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), and the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index). The Salomon Index includes bonds issued by the U.S. government or by government agencies with a maturity range greater than or equal to one year, and less than 10 years. The Morgan Index is an unmanaged aggregate index of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year.

WEAKNESS IN U.S. AND EUROPEAN ECONOMIES OVERSHADOWS BOND MARKETS
In October and November of 2001, the U.S. Federal Reserve Board (the Fed) began an aggressive campaign to cut interest rates in an attempt to stimulate a sagging U.S. economy. Early in the first quarter of 2002, most market participants believed the Fed's cuts were working and that the worst of the recession was over. Many investors even expected that the Fed would raise rates somewhat to prevent inflationary pressures from building. Those expectations proved to be inaccurate.

Factors that normally accompany a recovery, such as increased business spending and job growth, didn't materialize. The Fed continued to cut rates through March so that by the end of the first quarter 2002, short-term interest rates stood at 1.75%. The Fed then held interest rates steady, and it appears unlikely that they will make another cut before the end of the year. As short-term U.S. interest rates fell, yields on longer term U.S. Treasury securities stayed the same with the 30-year Treasury bond yielding just under 5%.

European economies were also weak. European business spending across the continent was down and so was production of new goods. As a result, many believed that the European Central Bank (ECB) would follow the Fed's lead and start to cut interest rates. However, the ECB hasn't cut interest rates and yields on German and other European government bonds were higher than on comparable U.S. Treasury bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. Government if held to maturity.)

INVESTMENTS REPOSITIONED FOR CURRENT MARKETS
Over the past 12 months, we have trimmed the fund's U.S. Treasury holdings and gradually moved assets into higher yielding 15-year mortgage-backed bonds and U.S. government agency issues. At the same time, we also increased the fund's international holdings from 10.6% at the beginning of November 2001, to just over 21% by October 2002.

Our investments in the mortgage-backed and U.S. government agency bonds worked well for the fund and contributed to its performance for the year. Not only did these investments generate solid income for investors, they also added a degree of price stability. The fund's duration ranged between 3.49 years at the beginning of the period and 3.86 years at the end of the period. Duration is a measure of a bond's interest rate sensitivity and its price volatility; the lower the number, the lower the volatility.

Fund performance was hurt by the returns of our nondollar holdings that were denominated in local currencies. The majority of our holdings are hedged back into U.S. dollars. We could have generated some additional returns if we had more exposure to Eurodollars.

CONTINUED OPPORTUNITIES IN MORTGAGE-BACKED SECURITIES,
INTERNATIONAL BONDS
Going forward, we believe that the best opportunities will continue to be in mortgage-backed securities and international bonds, two areas in which we already invested. At the end of the period there was a significant difference between yields on U.S. Treasury securities and the yields available in those two sectors. We expect to continue our current practice of investing in 15-year mortgage-backed bonds that yield 6% to 6.5%, assuming they continue to be attractive to us. At this time, we believe that most of our new investments will be in lower coupon issues and collateralized mortgage obligations (CMOs). These securities, in our view, offer a degree of prepayment protection. If interest rates should rise, we would expect that our 15-year mortgage securities and the CMOs would continue to perform well. However, we don't foresee a significant rise in rates in the near future.

We still like international bonds, especially European bonds. We think that the economic situation in Europe warrants lower interest rates. Europe's economy has been weak yet interest rates have remained high. In our view, the ECB has been too slow to lower rates. Once it starts to cut interest rates, we think that the ECB will need to make fairly deep cuts to get the European economies moving. If that happens, we think that European bond investments will provide opportunities for both income and capital appreciation potential.

Because of our cautious view of the European economy, we will try to avoid potential currency risks by hedging most of our European holdings back into U.S. dollars. We believe that this may help to reduce the possibility of currency losses wiping out potential gains that may result from anticipated ECB interest rate cuts.

In our view, the Trust continues to offer investors good investment potential from its well diversified portfolio of intermediate maturity bonds and think that we're well-positioned for any changes the markets may bring.

    Respectfully,

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

Note to Shareholders: Effective March 18, 2002, James J. Calmas became portfolio manager of the trust.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998.

   HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

ADDRESS CHANGE:

Please use our new mailing address, effective immediately.

        State Street Bank and Trust Company
        c/o MFS Service Center, Inc.
        P.O. Box 55024
        Boston, MA 02205-5024



In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To preserve capital and provide high current income.

NEW YORK STOCK EXCHANGE SYMBOL: MIN

--------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

   (For the year ended October 31, 2002)

   NET ASSET VALUE PER SHARE
   October 31, 2001$7.54
   October 31, 2002$7.57

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2001$6.95
   September 10, 2002 (high)*$7.39
   December 17, 2001 (low)*$6.52
   October 31, 2002$6.91

   *For the period November 1, 2001, through October 31, 2002

--------------------------------------------------------------------------------

RISK CONSIDERATIONS

Investments in foreign and/or emerging securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of October 31, 2002, our records indicate that there are 9,375 registered shareholders and approximately 57,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments of $100 or more can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Intermediate Income Trust, which was held on October 1, 2002, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                       NUMBER OF SHARES
                             -------------------------------------

NOMINEE                             FOR            WITHHOLD AUTHORITY
------------------------------------------------------------------
William R. Gutow                117,558,315.135      1,666,293.278
J. Atwood Ives                  117,519,712.456      1,704,895.957
Abby M. O'Neill                 117,462,648.296      1,761,960.117
Jeffrey L. Shames               117,537,912.875      1,686,695.538

ITEM 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2002.

                               NUMBER OF SHARES
-------------------------------------------------
Affirmative                     117,397,650.334
Against                             759,546.332
Abstain                           1,067,411.747

PORTFOLIO OF INVESTMENTS -- October 31, 2002

Bonds - 100.3%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Bonds - 76.3%
  Corporate Asset-Backed - 2.7%
    Commercial Mortgage Corp., 1.065s, 2008                                   $  105,746         $  5,385,621
    Commercial Mortgage Corp., 6.04s, 2030                                         6,000            6,594,553
    DLJ Commercial Mortgage Corp., 0.906s, 2005 (interest only)                   95,100            1,925,984
    Falcon Auto Dealership LLC, 3.086s, 2023##                                    17,701            2,541,796
    First Union Lehman Brothers Bank, 6.56s, 2035                                  5,000            5,610,575
    Vendee Mortgage Trust, 6s, 2021                                                4,047            4,246,189
                                                                                                 ------------
                                                                                                 $ 26,304,718
-------------------------------------------------------------------------------------------------------------
  Small Business Administration - 4.3%
    SBA, 5.34s, 2021                                                          $    9,839         $ 10,085,664
    SBA, 6.34s, 2021                                                               4,161            4,569,352
    SBA, 6.35s, 2021                                                               6,514            7,154,050
    SBA, 6.44s, 2021                                                               3,868            4,265,313
    SBA, 6.625s, 2021                                                              4,318            4,799,595
    SBA, 7.64s, 2010                                                               8,692            9,915,267
                                                                                                 ------------
                                                                                                 $ 40,789,241
-------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 42.4%
    FHLM, 5.75s, 2010                                                         $    3,650         $  3,882,156
    FHLMC, 6.875s, 2010                                                           22,900           26,958,567
    FHLMC, 5.125s, 2012                                                           25,600           26,757,376
    FHLMC, 6s, 2017                                                               12,491           13,009,460
    FNMA, 3.875s, 2005                                                             8,450            8,801,520
    FNMA, 5.5s, 2006 - 2017                                                       27,500           29,784,314
    FNMA, 5.67s, 2006                                                              6,897            7,399,970
    FNMA, 6s, 2008 - 2029                                                         38,773           41,097,858
    FNMA, 6.5s, 2031                                                              30,809           31,933,454
    FNMA, 6.956s, 2007                                                             5,397            6,080,216
    FNMA, 7.085s, 2006                                                             2,522            2,813,340
    FNMA, 7.125s, 2005                                                            18,400           20,461,536
    FNMA, 7.29s, 2006                                                              2,810            3,139,775
    GNMA, 6s, 2032 TBA                                                             7,500            7,767,075
    GNMA, 6.5s, 2028 - 2032                                                       41,167           42,940,091
    GNMA, 7s, 2023 - 2032                                                         99,334          104,343,913
    GNMA, 7.5s, 2022 - 2023                                                        1,553            1,662,529
    GNMA, 8s, 2026 - 2026                                                          2,924            3,132,495
    GNMA, 8.5s, 2003 - 2009                                                        4,822            5,300,277
    HUD, 5.53s, 2008                                                              11,000           12,055,313
    HUD, 7.198s, 2009                                                              6,000            7,126,536
                                                                                                 ------------
                                                                                                 $406,447,771
-------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 26.9%
    U.S. Treasury Bonds, 11.875s, 2003                                        $    6,000         $  6,646,170
    U.S. Treasury Bonds, 12.375s, 2004                                            29,500           34,328,324
    U.S. Treasury Bonds, 10.375s, 2012#                                           81,650          104,954,931
    U.S. Treasury Bonds, 13.875s, 2011                                            25,500           35,288,608
    U.S. Treasury Bonds, 12s, 2013                                                52,500           76,631,520
                                                                                                 ------------
                                                                                                 $257,849,553
-------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                 $731,391,283
-------------------------------------------------------------------------------------------------------------
Foreign Bonds - 24.0%
  Austria - 0.3%
    Republic of Austria, 5.5s, 2007                                          EUR   2,742         $  2,897,787
-------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.4%
    Republic of Bulgaria, 7.5s, 2013##                                       EUR   2,446         $  2,443,340
    Republic of Bulgaria, 8.25s, 2015##                                       $    1,634            1,744,295
                                                                                                 ------------
                                                                                                 $  4,187,635
-------------------------------------------------------------------------------------------------------------
  Canada - 6.3%
    Government of Canada, 5.75s, 2006                                        CAD  12,826         $  8,744,724
    Government of Canada, 5.25s, 2008                                         $   20,942           23,049,121
    Government of Canada, 5.5s, 2009                                         CAD  14,123            9,487,838
    Government of Canada, 5.5s, 2010                                         CAD  14,555            9,717,021
    Province of Ontario, 7s, 2005                                             $    8,020            8,955,244
                                                                                                 ------------
                                                                                                 $ 59,953,948
-------------------------------------------------------------------------------------------------------------
  Denmark - 0.4%
    Kingdom of Denmark, 6s, 2011                                             DKK  23,621         $  3,428,849
-------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.1%
    Republic of Dominican, 9.5s, 2006##                                       $    1,163         $  1,221,150
-------------------------------------------------------------------------------------------------------------
  France - 1.0%
    Republic of France, 5s, 2011                                             EUR   8,900         $  9,096,462
    Societe Generale Capital Trust I, 7.875s, 2049 (Banks)                           375              408,319
                                                                                                 ------------
                                                                                                 $  9,504,781
-------------------------------------------------------------------------------------------------------------
  Germany - 8.6%
    KFW International Finance, Inc., 4.25s, 2005 (Financial Institutions)     $   10,000         $ 10,447,430
    Landesbank Baden Wurttemberg, 5.125s, 2007 (Banks)                             7,700            8,265,534
    Republic of Germany, 4s, 2009                                            EUR  17,650           17,224,943
    Republic of Germany, 4.5s, 2009                                               13,000           13,110,834
    Republic of Germany, 5.25s, 2011                                              32,144           33,597,250
                                                                                                 ------------
                                                                                                 $ 82,645,991
-------------------------------------------------------------------------------------------------------------
  Kazakhstan
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                              $      137         $    140,768
-------------------------------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Petroliam Nasional Berhad, 7.75s, 2015 (Oils)                             $    1,681         $  1,876,837
-------------------------------------------------------------------------------------------------------------
  Mexico - 1.0%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                        $    3,544         $  3,862,960
    Corporacion Durango S A de C.V., 13.75s, 2009 (Paper & Related
      Products)##                                                                  1,005              613,050
    Pemex Project Funding Master Trust, 9.125s, 2010 (Oils)                        1,036            1,123,024
    Petroleos Mexicanos, 9.375s, 2008 (Oil Services)                               2,318            2,549,800
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)                                   560              589,400
    United Mexican States, 11.5s, 2026                                               678              872,247
                                                                                                 ------------
                                                                                                 $  9,610,481
-------------------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    Kingdom of Netherlands, 5.75s, 2007                                      EUR   2,620         $  2,797,151
    Kingdom of Netherlands, 5s, 2012                                               4,403            4,482,805
                                                                                                 ------------
                                                                                                 $  7,279,956
-------------------------------------------------------------------------------------------------------------
  Norway - 0.4%
    Kingdom of Norway, 5.5s, 2009                                            NOK  26,890         $  3,497,525
-------------------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 9.375s, 2012                                          $    2,435         $  2,572,517
    Republic of Panama, 10.75s, 2020                                                 669              715,830
                                                                                                 ------------
                                                                                                 $  3,288,347
-------------------------------------------------------------------------------------------------------------
  Russia - 0.4%
    Ministry of Finance, 12.75s, 2028                                         $    1,600         $  2,064,000
    Mobile Telesystems Fin S. A., 10.95s, 2004
      (Telecom - Wireless)                                                         1,835            1,890,050
                                                                                                 ------------
                                                                                                 $  3,954,050
-------------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                         $    1,936         $  2,279,483
-------------------------------------------------------------------------------------------------------------
  Spain - 2.7%
    Kingdom of Spain, 7s, 2005                                                 $   7,800         $  8,707,117
    Kingdom of Spain, 5.35s, 2011                                            EUR  12,650           13,197,922
    Kingdom of Spain, 5.5s, 2017                                                   4,080            4,262,420
                                                                                                 ------------
                                                                                                 $ 26,167,459
-------------------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Kingdom of Sweden, 5.25s, 2011                                           SEK  30,000         $  3,327,498
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    United Kingdom Treasury, 5.75s, 2009                                     GBP   2,814         $  4,735,056
-------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                              $229,997,601
-------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $910,024,395)                                                      $961,388,884
-------------------------------------------------------------------------------------------------------------

Rights
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                            SHARES                VALUE
-------------------------------------------------------------------------------------------------------------
    Republic of Venezuela*                                                        38,000         $          0
    United Mexican States (Identified Cost, $0)*                               5,057,000               12,642
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $910,024,395)                                                $961,401,526
Other Assets, Less Liabilities - (0.3)%                                                            (2,738,856)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $958,662,670
-------------------------------------------------------------------------------------------------------------

 # Security segregated as collateral for open futures contracts.
## SEC Rule 144A restriction.
 * Non-income producing security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

CAD    = Canadian Dollars                GBP  = British Pounds
DKK    = Danish Kroner                   NOK  = Norwegian Krone
EUR    = Euro                            SEK  = Swedish Kronor

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------------------------------
OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $910,024,395)                                $  961,401,526
  Investments of cash collateral for securities loaned, (at identified cost and
    value)                                                                                 26,526,386
  Foreign currency, at value (identified cost, $668,535)                                      668,535
  Receivable for forward foreign currency exchange contracts                                   26,556
  Receivable for forward foreign currency exchange contracts subject to
    master netting agreements                                                                  19,132
  Interest receivable                                                                      17,862,868
  Other assets                                                                                 13,354
                                                                                       --------------
      Total assets                                                                     $1,006,518,357
                                                                                       --------------
Liabilities:
  Payable to custodian                                                                 $      832,790
  Distribution payable                                                                        332,784
  Collateral for securities loaned, at value                                               26,526,386
  Payable for fund shares reacquired                                                               20
  Payable for investments purchased                                                        18,030,697
  Payable for daily variation margin on open futures contracts                                 18,594
  Payable for forward foreign currency exchange contracts                                     131,438
  Payable for forward foreign currency exchange contracts subject to
    master netting agreements                                                               1,329,936
  Payable to affiliates -
    Management fee                                                                             12,215
    Transfer and dividend disbursing agent fee                                                 13,297
  Accrued expenses and other liabilities                                                      627,530
                                                                                       --------------
      Total liabilities                                                                $   47,855,687
                                                                                       --------------
Net assets                                                                             $  958,662,670
                                                                                       ==============

Net assets consist of:
  Paid-in capital                                                                      $  986,108,412
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                                      49,848,799
  Accumulated net realized loss on investments and foreign currency transactions          (79,694,051)
  Accumulated undistributed net investment income                                           2,399,510
                                                                                       --------------
      Total                                                                            $  958,662,670
                                                                                       ==============

Shares of beneficial interest outstanding (135,059,966 issued,
  less 8,404,650 treasury shares)                                                        126,655,316
                                                                                         ===========
Net asset value (net assets / shares of beneficial interest outstanding)                    $7.57
                                                                                            =====

See notes to financial statements.

Financial Statements -- continued

Statement of Operations
-----------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                              $56,111,846
    Dividends                                                                                   8,678
                                                                                          -----------
      Total investment income                                                             $56,120,524
                                                                                          -----------
  Expenses -
    Management fee                                                                        $ 6,623,614
    Trustees' compensation                                                                    220,927
    Transfer and dividend disbursing agent fee                                                183,014
    Administrative fee                                                                         87,236
    Investor communication expense                                                            579,262
    Custodian fee                                                                             433,661
    Auditing fees                                                                              43,284
    Postage                                                                                    44,910
    Printing                                                                                   70,595
    Registration fees                                                                         108,052
    Legal fees                                                                                  3,197
    Miscellaneous                                                                              65,336
                                                                                          -----------
      Total expenses                                                                      $ 8,463,088
    Fees paid indirectly                                                                      (40,634)
                                                                                          -----------
      Net expenses                                                                        $ 8,422,454
                                                                                          -----------
        Net investment income                                                             $47,698,070
                                                                                          -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                               $ 8,762,867
    Written option transactions                                                               238,950
    Foreign currency transactions                                                            (697,147)
    Futures contracts                                                                      (4,839,060)
                                                                                          -----------
        Net realized gain on investments and foreign currency transactions                $ 3,465,610
                                                                                          -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                           $ 9,858,898
    Written options                                                                          (175,479)
    Futures contracts                                                                      (2,329,467)
                                                                                          -----------
      Net unrealized gain on investments and foreign currency translation                 $ 7,220,514
                                                                                          -----------
        Net realized and unrealized gain on investments and foreign currency              $10,686,124
                                                                                          -----------
          Increase in net assets from operations                                          $58,384,194
                                                                                          ===========

See notes to financial statements.

Financial Statements -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                     2002                        2001
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $ 47,698,070                $ 61,439,320
  Net realized gain on investments and foreign currency
    transactions                                                      3,465,610                   5,959,378
  Net unrealized gain on investments and foreign currency
    translation                                                       7,220,514                  54,572,562
                                                                   ------------                ------------
    Increase in net assets from operations                         $ 58,384,194                $121,971,260
                                                                   ------------                ------------
Distributions declared to shareholders -
  From net investment income                                       $(55,511,381)               $(61,231,925)
                                                                   ------------                ------------
Trust share (principal) transactions -
  Cost of shares reacquired                                        $ (3,205,280)               $ (7,552,898)
                                                                   ------------                ------------
    Total increase (decrease) in net assets                        $   (332,467)               $ 53,186,437
Net assets:
  At beginning of year                                              958,995,137                 905,808,700
  At end of year (accumulated undistributed net income of
    $2,399,510 and distributions in excess of $1,690,956,
    respectively)                                                  $958,662,670                $958,995,137
                                                                   ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                         2002            2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each year):
Net asset value - beginning of year                          $ 7.54          $ 7.06        $ 7.25         $ 7.75        $ 7.76
                                                             ------          ------        ------         ------        ------
Income from investment operations# -
  Net investment income(S)(S)                                $ 0.38          $ 0.48        $ 0.49         $ 0.49        $ 0.51
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions              0.09            0.48         (0.20)         (0.53)        (0.01)
                                                             ------          ------        ------         ------        ------
      Total from investment operations                       $ 0.47          $ 0.96        $ 0.29         $(0.04)       $ 0.50
                                                             ------          ------        ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.44)         $(0.49)       $(0.33)        $(0.45)       $(0.46)
  From paid in capital                                         --              --           (0.21)         (0.05)        (0.05)
                                                             ------          ------        ------         ------        ------
      Total distributions declared to shareholders           $(0.44)         $(0.49)       $(0.54)        $(0.50)       $(0.51)
                                                             ------          ------        ------         ------        ------
  Net increase from repurchase of capital shares             $ --  +         $ 0.01        $ 0.06         $ 0.04        $ --  +
                                                             ------          ------        ------         ------        ------
Net asset value - end of year                                $ 7.57          $ 7.54        $ 7.06         $ 7.25        $ 7.75
                                                             ------          ------        ------         ------        ------
Per share market value - end of year                         $6.910          $6.950        $6.375         $6.250        $6.938
                                                             ======          ======        ======         ======        ======
Total return at market value                                   5.63%          16.93%        10.95%         (2.92)%        6.56%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                                   0.90%           0.93%         0.95%          0.93%         0.91%
  Net investment income(S)(S)                                  5.09%           6.62%         6.93%          6.57%         6.59%
Portfolio turnover                                              115%             72%           93%            85%          184%
Net assets at end of year (000,000 Omitted)                    $959            $959          $906           $977        $1,091

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
     + Per share amount was less than $0.01.
(S)(S) As required, effective November 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       October 31, 2002 was to decrease net investment income per share by $0.06, and increase realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets by 0.78%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Income Trust (the trust) is a non-diversified series of MFS Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trust selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Futures Contracts - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the trust relative position in one or more currencies without buying and selling portfolio assets. Investments in index contracts or contracts on related options for purposes other than hedging, may be made when the trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2002, the value of securities loaned was $26,035,804. These loans were collateralized by cash of $26,562,374 which was invested in the following short-term obligations:

ISSUER                                              SHARES               VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    26,562,374         $26,562,374

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trusts' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

The trust may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2002 and October 31, 2001 was as follows:

                                        OCTOBER 31, 2002       OCTOBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared:
  Tax-exempt income                          $    --                $    --
  Ordinary income                             55,511,381             60,238,748
  Return of capital                               --                    993,177
                                             -----------            -----------
                                             $55,511,381            $61,231,925
  Tax return of capital                           --                     --
                                             -----------            -----------
Total distributions declared                 $55,511,381            $61,231,925
                                             ===========            ===========

During the year ended October 31, 2002, accumulated undistributed net investment income increased by $11,903,777, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $8,241,624, and paid-in capital decreased by $3,662,153 due to differences between book and tax accounting for capital losses, mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income              $  3,974,205
          Capital loss carryforward                   (45,073,920)
          Unrealized gain                              16,601,166
          Other temporary differences                  (2,947,193)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE
            ------------------------------------------------------
            October 31, 2003                           $ 6,526,984
            October 31, 2004                               645,525
            October 31, 2006                            13,874,621
            October 31, 2007                            11,376,973
            October 31, 2008                            11,439,294
            October 31, 2010                             1,210,523
                                                       -----------
                Total                                  $45,073,920
                                                       ===========

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 5.65% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust. Included in Trustees' compensation is a one-time plan transition expense of $45,066 and a net decrease of $3,137 as a result of the change in the trust's pension liability under this plan for the year ended October 31, 2002.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                         0.0175%
            Next $2.5 billion                        0.0130%
            Next $2.5 billion                        0.0005%
            In excess of $7 billion                  0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES              SALES
-----------------------------------------------------------------------------
U.S. government securities                    $738,946,509       $840,719,905
                                              ------------       ------------
Investments (non-U.S. government securities)  $329,021,121       $217,707,426
                                              ------------       ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

     Aggregate cost                         $944,777,964
                                            ------------
     Gross unrealized depreciation          $(13,525,784)
     Gross unrealized appreciation            30,149,346
                                            ------------
     Net unrealized appreciation            $ 16,623,562
                                            ============
(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 135,059,966 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                            YEAR ENDED OCTOBER 31, 2002  YEAR ENDED OCTOBER 31, 2001
                            ---------------------------  ---------------------------
                                     SHARES      AMOUNT           SHARES      AMOUNT
------------------------------------------------------------------------------------
Treasury shares reacquired          480,000  $3,205,280        1,151,500  $7,552,898
                                    -------  ----------        ---------  ----------

In accordance with the provisions of the trust's prospectus, 480,000 shares of beneficial interest were purchased by the trust during year ended October 31, 2002 at an average price per share of $6.67 and a weighted average discount of 8.54% per share. The trust repurchased 1,151,500 shares of beneficial interest during the year ended October 31, 2001, at an average price per shares of $6.56 and a weighted average discount of 8.63% per share.

(6) Line of Credit
The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $8,030 which is based on the average daily unused portion of the line of credit is included in miscellaneous interest expense. The trust had no significant borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                                     NUMBER OF                       PREMIUMS
                                                                     CONTRACTS                       RECEIVED
----------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                               1                      $ 238,950
Options terminated in closing transaction                                   (1)                      (238,950)
                                                                            --                      ---------
Outstanding, end of year                                                    --                      $   --
                                                                            --                      ---------

Forward Foreign Currency Exchange Contracts

                                                                                                                   NET
                                                                                                            UNREALIZED
                                       CONTRACTS TO                                  CONTRACTS            APPRECIATION
              SETTLEMENT DATE       DELIVER/RECEIVE           IN EXCHANGE FOR         AT VALUE          (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
SALES
                     12/16/02         DKK26,891,441               $ 3,506,512      $ 3,566,605               $ (60,093)
                     12/16/02         EUR21,546,034                21,176,510       21,238,420                 (61,910)
                     12/16/02          GBP3,092,813                 4,810,870        4,820,305                  (9,435)
                                                                  -----------      -----------               ---------
                                                                  $29,493,892      $29,625,330               $(131,438)
                                                                  ===========      ===========               =========
PURCHASES
                     12/16/02          DKK8,082,363               $ 1,055,056      $ 1,071,962               $  16,906
                     12/16/02          GBP2,303,000                 3,579,691        3,589,341                   9,650
                                                                  -----------      -----------               ---------
                                                                  $ 4,634,747      $ 4,661,303               $  26,556
                                                                  ===========      ===========               =========

At October 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $19,132 with CS First Boston and a net payable of $1,108,542 with Deutsche Bank and $221,394 with Merrill Lynch.

At October 31, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                                                        UNREALIZED
DESCRIPTION                                          EXPIRATION        CONTRACTS         POSITION     DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 5 Yr. Futures                 December 2002            7,000            Short        $(133,438)

At October 31, 2002, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective November 1, 2001, the trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to November 1, 2001, the trust did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the trust, but resulted in a $27,387,322 reduction in cost of securities and a corresponding $27,387,322 increase in net unrealized appreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $7,265,861, increase net unrealized appreciation by $6,741,448, and increase net realized gains by $524,413. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Trust (the "Trust"), as of October 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Intermediate Income Trust as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 6, 2002

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

--------------------------------------------------------------------------------

MFS(R) INTERMEDIATE INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees currently is divided into three classes, each having a term of three years.
Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       AUDITORS
Massachusetts Financial Services Company                 Deloitte & Touche LLP
500 Boylston Street
Boston, MA 02116-3741                                    TRANSFER AGENT, REGISTRAR AND
                                                         DIVIDEND DISBURSING AGENT
PORTFOLIO MANAGER                                        State Street Bank and Trust Company c/o MFS
James J. Calmas+                                         Service Center, Inc. P.O. Box 55024 Boston, MA
                                                         02205-5024 1-800-637-2304
CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081


+ MFS Investment Management

MFS INTERMEDIATE INCOME TRUST                                 ------------------
                                                                   PRSRT STD
[MFS LOGO](R)                                                    U.S. POSTAGE
INVESTMENT MANAGEMENT                                                PAID
                                                                     MFS
500 Boylston Street                                           ------------------
Boston, MA 02116-3741



(C) 2002 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.                       MINCE-2 12/02 85.5M